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                                THE SIGNAL FUNDS


                    Supplement Dated February 11, 2003 to the
            Class A and Class B Shares Prospectus dated July 1, 2002


The following information supplements the disclosure in the Prospectus on Pages 10 and 12 under the Fee Tables for the Tax-Exempt Money Market Fund and the Money Market Fund, respectively:

     The Distribution and Service Fee for the Class B Shares of each of the Funds is currently being reduced voluntarily to 0.25%. As a result of this voluntary fee reduction, the Total Fund Operating Expenses for each of the Funds is reduced to the extent of the amount of fees waived and the yield on each of the Funds is increased. This voluntary fee waiver may be terminated at any time.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.